GOLDMAN SACHS TRUST

Class A, Class B, Class C, Class R, Class IR,
Institutional Shares and Service Shares of
Goldman Sachs Strategic International Equity Fund

Supplement dated February 5, 2009 to the
Prospectuses dated February 29, 2008

The following replaces the “Service Providers — Fund Managers” section of each Strategic International Equity Fund Prospectus in its entirety:

     FUND MANAGERS

Global Equity Portfolio Management Team

■	Investment research based in United Kingdom, Hong Kong, United States, Brazil, India, China, Korea and Japan. Local presence is a key to the Investment Adviser’s fundamental research capabilities
■	The Global Equity Portfolio Management Team managed over $12 billion in international equities for retail, institutional and high net worth clients as of September 30, 2008
■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the currency and risk management capabilities of GSAMI

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Eileen Rominger Managing Director, Chief Investment Officer, Global Equity, Co-Chief Investment Officer, Value Equity	Portfolio Manager— Strategic International Equity	Since 2008	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Edward Perkin, CFA Managing Director, Head of European Equity	Portfolio Manager—Strategic International Equity	Since 2008	Mr. Perkin joined the Investment Adviser as a research analyst in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008. From August 2000 to May 2002, he gained investment research experience at Gabelli Investment Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
David Townshend Managing Director, Head of Japan Equity	Portfolio Manager— Strategic International Equity	Since 2008	Mr. Townshend serves as Head of Japan Equity. In 2001, after spending nine years on Goldman, Sachs & Co.’s European Banks team, Mr. Townshend joined the Investment Adviser as co-head of UK/European Financials team. In 2005, Mr. Townshend was named Head of Japan Equity.

Eileen Rominger serves as Chief Investment Officer (“CIO”) of GSAM’s Global Equity team. As CIO, Ms. Rominger is ultimately responsible for the composition of the Fund’s structure at both the stock and industry level. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and debating their inclusion in the portfolio.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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STRINTLFMSTK 02-09